UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

March 31, 2005
Date of Report (Date of earliest event reported)

VIAD CORP

(Exact name of registrant as specified in its charter)

Delaware	001-11015	36-1169950
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1850 North Central Avenue, Suite 800, Phoenix, Arizona		85004-4545
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (602) 207-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
EXHIBIT 10.A
EXHIBIT 10.B
EXHIBIT 10.C
EXHIBIT 10.D

Item 1.01 Entry into a Material Definitive Agreement.

     The Board of Directors of Viad Corp (the “Company”) authorized the following regarding executive compensation, effective as of March 29, 2005:

     • Amendment of the Management Incentive Plan (“MIP”), a copy of which is attached hereto as Exhibit 10.A and is incorporated by reference herein.

     • Amendment of the form of Performance-Based Restricted Stock Agreement, a copy of which is attached hereto as Exhibit 10.B and is incorporated by reference herein.

     • Amendment of the Performance Unit Incentive Plan (“PUP”), a copy of which is attached hereto as Exhibit 10.C and is incorporated by reference herein.

     • Adoption of the form of Performance Unit Agreement, a copy of which is attached hereto as Exhibit 10.D and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

     (c) Exhibits.

10.A	Copy of Management Incentive Plan, as amended March 29, 2005, pursuant to the 1997 Viad Corp Omnibus Incentive Plan.

10.B	Copy of form of Performance-Based Restricted Stock Agreement, as amended March 29, 2005, pursuant to the 1997 Viad Corp Omnibus Incentive Plan.

10.C	Copy of Performance Unit Incentive Plan, amended March 29, 2005, pursuant to the 1997 Viad Corp Omnibus Incentive Plan.

10.D	Copy of form of Performance Unit Agreement, adopted March 29, 2005, pursuant to the 1997 Viad Corp Omnibus Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIAD CORP (Registrant)
April 5, 2005	By /s/ G. Michael Latta

G. Michael Latta Vice President - Controller (Chief Accounting Officer and Authorized Signer)